EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-QSB for the Quarter Ended October 31, 2003 (the "Report") by Enhance Biotech, Inc. ("Registrant"), each of the undersigned hereby certifies that:

1. to the best of our knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. to the best of our knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.



Dated:  December 22, 2003                       /s/ Christopher Every
                                                -----------------------
                                                Christopher Every
                                                Chief Executive Officer


Dated:  December 22, 2003                       /s/ Linden Boyne
                                                -----------------------
                                                Linden Boyne
                                                Chief Financial Officer